Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Twenty-First Century Fox, Inc. on Form 10-K for the fiscal year ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of Twenty-First Century Fox, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Twenty-First Century Fox, Inc.

August 16, 2013

By:	/s/ K. Rupert Murdoch
K. Rupert Murdoch
Chairman and Chief Executive Officer

By:	/s/ John Nallen
John Nallen
Senior Executive Vice President and Chief Financial Officer